Cash and Due From Banks	12 Months Ended
Dec. 31, 2012
Cash and Due From Banks [Abstract]
Cash and Due From Banks
2.	Cash and Due From Banks

The Company normally carries balances with other banks that exceed the federally insured limit.  Average balances carried in excess of the limit, including unsecured federal funds sold to the same banks, were $34,111,768 for 2012, $37,802,827 for 2011, and $35,852,791.
Banks are required to carry noninterest-bearing cash reserves at specified percentages of deposit balances. The Company's normal amount of cash on hand and on deposit with other banks is sufficient to satisfy the reserve requirements.